In-Licensing arrangement	6 Months Ended
Jun. 30, 2022
In-Licensing arrangement
In-Licensing arrangement

15.  In-Licensing Arrangement

On August 7, 2021, the Group and Epizyme, Inc. (“Epizyme”) entered into a license agreement (the “In-license Agreement”) for tazemetostat, a novel inhibitor of EZH2 that is approved by the U.S. Food and Drug Administration for the treatment of certain patients with epithelioid sarcoma and follicular lymphoma. The Group will be responsible for the development and commercialization of tazemetostat in the PRC, Hong Kong, Macau and Taiwan (the “Territory”) and also holds rights to manufacture tazemetostat for the Territory. The Group also received a 4-year warrant, exercisable up to August 7, 2025, to purchase up to 5,653,000 shares of Epizyme common stock for an exercise price of US$11.50 per share (“Warrant Exercise Price”).

Under the terms of the In-license Agreement and warrant, the Group paid Epizyme a US$25 million upfront payment and is obligated for a series of success-based payments up to US$110 million in development and regulatory milestones and up to US$175 million in sales milestones. Success-based payments are recognized when the related milestone is achieved. After tazemetostat is commercialized in the Territory, the Group will incur tiered royalties based on net sales. As at June 30, 2022, no amounts of development and regulatory milestones, sales milestones or royalties had been paid.

The US$25 million upfront payment was first allocated to the warrant for its initial fair value of US$15 million, and the remainder was allocated to the rights to tazemetostat which were expensed to research and development expense as in-process research and development.

The warrant was recorded as a financial asset at fair value with changes to fair value recognized to the condensed consolidated statements of operations. In June 2022, Epizyme announced it had entered a definitive merger agreement under which a third party would acquire all its outstanding shares for an amount per share less than the Warrant Exercise Price. Consequently, as at June 30, 2022, there was no fair value attributed to the warrant. For the six months ended June 30, 2022, a fair value loss of US$2.5 million was recognized to other expenses in the condensed consolidated statements of operations.